UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 16, 2021

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Main Street, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (862) 904-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On July 16, 2021, the Directors (the “Board”) of Tonix Pharmaceuticals Holding Corp. (the “Company”), increased the size of the Board from seven to eight directors and, upon on the recommendation of its Nominating and Corporate Governance Committee, appointed Carolyn E. Taylor as director of the Company, effective immediately.

Ms. Taylor, age 62, was general counsel of Strike Protocols Inc., a financial technology company, from 2019 to 2020, and held positions of varying responsibility, including partner, and most recently, of counsel, at the law firm of Covington & Burling LLP from 1989 to 2000 and 2004 to 2015. From 2000 to 2003, Ms. Taylor served as Executive Vice President and General Counsel of Longitude, Inc., a financial services company. Ms. Taylor graduated from Columbia Law School and earned a B.A. from Brown University. Ms. Taylor’s broad transactional experience was instrumental in her selection as a member of the Board.

In connection with her appointment to the Board, the Board has granted Ms. Taylor  237,437 stock options, which vest on the Company’s 2022 annual meeting of stockholders and are exercisable at $0.98 per share, and will receive an annual retainer of $50,000 for her service on the Board.

There are no arrangements or understandings pursuant to which Ms. Taylor was appointed as a director, and there are no related party transactions between the Company and Ms. Taylor reportable under Item 404(a) of Regulation S-K.

A copy of the press release announcing Ms. Taylor’s appointment to the Board is filed as Exhibit 99.01 to, and incorporated by reference in, this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.
	99.01	Press release of the Company, dated July 19, 2021

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: July 19, 2021	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer